Fifth Third Bank | All Rights Reserved
Citigroup 2009
Financial Services Conference
Kevin Kabat, Chairman, President and CEO
January 28, 2009
Please refer to earnings release dated January 22, 2009
for further information, including full results reported on a GAAP basis
Exhibit 99.1

Fifth Third Bank | All Rights Reserved
4Q08 IN REVIEW
Difficult quarter due to continued deterioration in credit and significant non-recurring items
— 4Q08 net loss of $2.2 billion, or $3.82 per diluted share; full year net loss of $2.2 billion or
$3.94 per diluted share
— Sold or transferred to held-for-sale $1.6 billion in original loan balances, incurred losses of
$800 million on these loans; allowance for loan and lease losses increased $729 million
— Non-cash goodwill impairment charge of $965 million
Core business momentum remains solid
— Net interest income growth of 14% from the previous year driven by loan discount accretion related to the second quarter First Charter acquisition. Excluding loan discount accretion, net interest income increased 4%
— Fee income growth of 26%, up 4% excluding BOLI and OTTI charges, on continued
growth in payments processing revenue, deposit service revenue and corporate banking revenue
— Average core deposits up 2% and average total deposits up 8%
Strong capital position, well above target ranges
— Tier 1 capital ratio of 10.6%
— Total capital ratio of 14.8%
— Tangible equity ratio of 7.9%
— Capital actions included reducing the dividend to $0.01 from $0.15 per share and completing the sale of approximately $3.4 billion in preferred shares to the U.S. Treasury

Fifth Third Bank | All Rights Reserved
SIGNIFICANTLY STRENGTHENED
CREDIT METRICS/RISK PROFILE
Source: SNL and company reports. Peer medians exclude banks for which data is not yet available.
Peers include BAC, BBT, COF, C, CMA, FHN, HBAN, JPM, KEY, MTB, MI, RF, SNV, STI, USB and ZION.
* Excludes NPAs held-for-sale for all banks.
Credit Metrics
FITB
3Q08
FITB
4Q08
Peer 4Q08
Median
Allowance/Loans 2.41 3.31 +90 bps 2.17
NPLs/Loans* 3.04 2.69 -35 bps 1.81
NPAs/Loans* 3.30 2.96 -34 bps 2.09
Allowance/NPLs* 0.79 1.23 +44 bps 0.93
Allowance/NPAs* 0.73 1.11 +38 bps 0.78
Capital Ratios
Tier 1 Ratio 8.57 10.59 +202 bps 10.81
Tangible Equity/Tangible Assets 6.19 7.86 +167 bps 7.51
Tangible Common Equity/Tangible
Assets
5.23 4.23 -100 bps 4.97

Fifth Third Bank | All Rights Reserved
Tangible book value $1.5 billion lower than year-end 2007 after challenging 2008
— Allowance/reserves for loan losses and unfunded commitments increased $2.0 billion
— Net reduction of $223 million of combined capital and after-tax reserves, or 3% of year-end
2007 levels
•
Pre-tax pre-provision earnings, before goodwill impairment of $2.9 billion, has been sufficient to absorb $2.7 billion in net-charge-offs, including $800 million in charge-offs related to loans sold or moved to held for sale in 4Q08
•
Fifth Third retains virtually all of its pre-2008 loss absorption capacity; preferred shares have added to that capacity
4Q07 1Q08 2Q08 3Q08 4Q08 2008
Tangible book value 6.5           6.7           5.9           5.8           5.0           (1.5)
Allowance for loan losses 0.9           1.2           1.6           2.1           2.8           1.9
Reserves for unfunded commitments 0.1           0.1           0.1           0.1           0.2           0.1
     Total reserves 1.0           1.3           1.7           2.2           3.0           2.0
     Total reserves (after-tax) 0.7           0.9           1.1           1.4           1.9           1.3
Tangible book value plus after-tax reserves 7.2           7.6           7.0           7.3           7.0           (0.2)
STRONG CAPACITY TO ABSORB LOSSES
Loss Absorption Capacity:
2008
2008 PTPP Income* 2.9
YE08 Allowance for Loan Losses 2.8
YE08 Tangible Common Equity 5.0
YE08 Preferred stock
4.2
Total 15.3
Current 1Q09 expected net charge-offs ~$0.5 B
* Excluding $965 million in 4Q08 goodwill impairment.
YE08 Purchase Accounting Marks 0.4

Fifth Third Bank | All Rights Reserved
•
Capital plans and targets designed to help ensure strong capital levels, positioning Fifth
Third to absorb significant potential losses and provisions in a potentially more difficult environment through 2009
•
Revised capital targets in June 2008 in order to provide greater cushion
•
Strengthened Fifth Third’s capital position through several capital actions intended to maintain a Tier 1 ratio within or above target range
— Capital issuances
–
Issued $1.1 billion of Tier 1 capital in the form of convertible preferred securities;
achieved new Tier 1 target immediately
–
Completed the sale of $3.4 billion in senior preferred shares to the U.S.
Department of the Treasury under the Capital Purchase Program
— Dividend reductions – Reduced quarterly common dividend to $0.01 per share, conserves approximately $300 million in common equity on a full year basis
STRONG CAPITAL POSITION
N/A 6-7% 7.9% TE/TA
14.8%
10.6%
4Q08
11.5-12.5%
8-9%
Target
10%
6%
Regulatory
“well- capitalized”
minimum
Total Capital
Tier 1 Capital
Ratio

Fifth Third Bank | All Rights Reserved
CAPITAL PLANS
Expect capital levels to continue to exceed targets near-term in difficult economic environment
Comfortable with current levels of capital, including tangible common equity (TCE)
ratio
Longer-term, expect to manage company at higher TCE levels
Potential or expected avenues of improvement
— Stronger earnings as credit cycle subsides
— Strategic avenues including potential sale of high-value assets
— Eventual conversion of convertible preferred stock into $1.1 billion in common equity (stock convertible into 96 million common shares)

Fifth Third Bank | All Rights Reserved
STRONG FUNDING POSITION
Fifth Third remains heavily core funded
— Core deposit growth of $3.5 billion, total
deposit growth of $5.6 billion since July
2008
Flexibility and liquidity further enhanced by
— Dividend reductions
— Large capital raise further bolstered
Holding Company cash and capital levels
— Significant committed lines available to
access secured borrowings against assets
Stable Funding
Highlights
Equity
10%
Other
liabilities
4%
ST
Borrowings
9%
Savings /
MMDA
17%
Interest
Checking
12%
Foreign Office
2%
Non-core
Deposits
10%
Consumer
Time
12%
Demand
13%
Long Term
Debt
11%
Current holding company cash position through
1Q10 sufficient to satisfy all fixed obligations over
the next 24 months
— debt maturities; common and preferred
dividends; interest and other expenses
without accessing capital markets, relying on
dividends from subsidiaries, or proceeds from asset
sales
$31 million in debt maturities in 2009; none in next
four years
Holding Company Highlights
Significant available borrowing capacity at each
subsidiary bank
Reduction of overnight borrowings through use of
more dependable, less expensive secured facilities
Current unused borrowing capacity under secured
facilities sufficient to fund all unsecured maturities
for over five years
— Assumes no access to capital markets
Active management to maintain available lines
associated with pledgeable assets to ensure
contingency funding
— Current unused available borrowing capacity
$17 billion
Bank Sub Highlights
Wholesale

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PORTFOLIO PERFORMANCE DRIVERS
*
Performance Largely Driven By
No Participation In
Subprime mortgages
Option ARMs
Discontinued or Suspended Lending
Discontinued in 2007:
Brokered home equity ($2.3B)
Suspended in 2008:
Homebuilder/residential development ($2.5B)
Other non-owner occupied commercial RE ($8.6B)
Saleability:
All mortgages originated for intended sale
**
** Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
* Loans remaining in loan portfolio as of December 31, 2008 (data excludes loans held-for-sale)
Geography:
Florida, Michigan most stressed
FY2008 C/O ratio:
Total loan portfolio 3.7%
Commercial portfolio 4.0%
Consumer portfolio 3.3%
Remaining Midwest, Southeast performance reflects
economic trends
FY2008 C/O ratio:
Total loan portfolio 1.7% ex-FL/MI
Commercial portfolio 1.7% ex-FL/MI
Consumer portfolio 1.5% ex-FL/MI
Products:
Homebuilder/developer charge-offs $368 million for FY
2008
Total charge-off ratio 2.3% (1.9% ex-HBs)
Commercial charge-off ratio 2.4% (1.8% ex-HBs)
Brokered home equity charge-offs 4.7% in 4Q08
Direct home equity portfolio 1.0%

Fifth Third Bank | All Rights Reserved
86% OF COMMERCIAL LOAN CHARGE-OFFS (BY VALUE) IN
2008 ARE FROM LOANS ORIGINATED BEFORE 2007
2004 & prior
32%
2007
Core*
12%
2008
2%
2007 Crown
6%
2005
23%
2006
25%
Profile of 2008 commercial charge-offs ($) by
obligor vintage
Note: Core excludes acquired portfolios
* Includes a $25MM fraud loss, which accounts for 37% of the core 2007 vintage losses
2006 was the single greatest contributing
year to commercial charge-offs in 2008,
comprising 25% of charge-offs
14% of charge-offs in 2008 from loans
originated in 2007 or later
Loans originated in 2005 and 2006 expected
to continue to account for majority of losses
Highlights

Fifth Third Bank | All Rights Reserved
‘HOME BUILDER’ LOANS ACCOUNT FOR 40% OF TOTAL 2008
COMMERCIAL LOSSES, LARGELY FROM LOANS IN FLORIDA
AND MICHIGAN
Other
4%
FL (Other)
31%
OH
7%
MI
42%
TN
1%
FL
(Crown)**
14%
‘Home Builder’ loan losses by
geography
*   Home builder loans represent loans extended to home builders and developers to support residential real estate
** Crown losses were driven by several large home builders significantly exceeding their MTM purchase accounting adjustments
• Florida and Michigan
account for 37% of the
total homebuilder loan
portfolio but 87% of the
‘home builder’ losses
through December 2008
• Expected home builder
charge-offs absent any
other credit actions, will
likely remain high in 2009
as residential and land
valuations remain under
stress
• Suspended new
originations to sector in
2007
• 5% of commercial loans;
< 3% of total gross loans
Highlights
Overview of 2008
commercial loan losses
60%
40%
2008 Losses
Other
‘Home
builder’*
100% = $2.0 BN

Fifth Third Bank | All Rights Reserved
2008 2007 2006
OVERVIEW OF ACTIONS TAKEN TO IMPROVE COMMERCIAL
CREDIT PROCESS
Tightened
underwriting
Centralized
underwriting
to drive
consistency
Implemented
concentration
limits
Adopted
aggressive
portfolio
management
1
2
3
4
• Created centralized business
banking underwriting channel
at two centers
• Centralized credit reporting
lines from affiliates
• Enhanced tracking of
covenant and policy
exceptions
• Reduced individuals with
business banking override
authority by two-thirds
• Stopped new originations to
home builders
• Adopted new commercial
concentration limits by
geography and asset type
• Implemented reduction of
watch and criticized loans
• Stopped new originations for
non-owner occupied RE
• Created centralized private
banking credit function
Key actions
• Sold or transferred to held-
for-sale loans with a
contractual balance of $1.6B

Fifth Third Bank | All Rights Reserved
COMMERCIAL PORTFOLIO ACTIONS
Loans identified where sale value
believed to exceed work out value
Portfolio actions reduced risk of further
loss on more problematic loan portfolios
Loans sold or transferred to held-for-
sale reduced to value of approximately
$0.33 on dollar
$440 million, or 55%, of losses were on
homebuilder / developer credits
55% of carrying values on non-accrual
as of 9/30/08; remainder believed to
have significant potential issues
warranting sale
Of the $800 million in 4Q08 losses:
— 93% in Michigan and Florida
— 95% on CRE loans
9/30/2008 Total Current
Contractual carrying 4Q08 carrying
($ in millions) balance value charge-offs value
Sold 240 177 120 -
Moved to held-for-sale 1,370 1,165 680 473
Total $1,610 $1,342 $800 $473
NPAs as of 9/30/2008 980 732 474 229
Non-NPAs as of 9/30/2008 630 609 326 244
Total $1,610 $1,342 $800 $473
Florida 809 670 394 261
Michigan 651 538 354 138
Georgia 17 16 5 7
North Carolina 27 16 2 14
Other 106 102 45 53
Total $1,610 $1,342 $800 $473
C&I 75 60 39 24
Commercial Mortgage 718 625 372 231
Commercial Construction 817 657 389 218
Commercial Lease - - - -
Total $1,610 $1,342 $800 $473

Fifth Third Bank | All Rights Reserved
81% OF CONSUMER LOAN CHARGE-OFFS (BY VALUE) IN 2008
ARE FROM LOANS ORIGINATED BEFORE 2007
2006
30%
2005
32%
2007
16%
2008
3%
2004 &
prior
19%
Profile of 2008 consumer charge-offs ($) by
obligor vintage
2005 contributed the largest proportion
(32%) of consumer charge-offs
19% of charge-offs in 2008 from consumer
loans originated in 2007 or later
2005 and 2006 vintages expected to continue
to account for majority of losses in 2009
Highlights
* Excluding credit card.

Fifth Third Bank | All Rights Reserved
FITB HAS ADDRESSED THE ORIGINATION SOURCES THAT
LED TO THE MAJORITY OF CONSUMER HOME EQUITY CREDIT
LOSSES
29%
22%
8%
41%
2008 consumer home equity dollar charge-offs
by source/root cause
Targeted actions have addressed the source
of 92% of home equity losses
With these actions in place, relationship-
based underwriting losses would account
for 8% of the total
Similar actions have been taken to address
losses in mortgage portfolio
Highlights
On-going
originations
Addressed
through guideline
restrictions
Retail
broker
HEA
(e.g., increases in
required CLTVs,
FICO scores,
exceptions)
• Exit/shut-down in Q108
• Exit/shut-down in Q307

Fifth Third Bank | All Rights Reserved
68.4%
75.5%
80.1%
2006 2007 2008
775
761
751
2006 2007 2008
UNDERWRITING ACTIONS HAVE IMPROVED HOME EQUITY
QUALITY
1%
7%
14%
2006 2007 2008
40%
28%
25%
2006 2007 2008
Weighted avg. CLTV (combined loan-to-value) Weighted avg. FICO score*
% of broker originated loans % 1
st
lien position
* At origination

Fifth Third Bank | All Rights Reserved
76.3%
80.7%
83.4%
2006 2007 2008
747
729
717
2006 2007 2008
UNDERWRITING ACTIONS SINCE 2006 HAVE SIGNIFICANTLY
IMPROVED ORIGINATION QUALITY IN MORTGAGE
1.5%
5%
8%
2006 2007 2008
0%
3%
16%
2006 2007 2008
Weighted avg. LTV (loan-to-value) Weighted avg. FICO score*
$ of non-owner occupied home originations % of lot loan originations
*At origination
Note: 2008 non-owner occupied data is YTD as of September 30, 2008

Fifth Third Bank | All Rights Reserved
OVERVIEW OF ACTIONS TAKEN TO IMPROVE CONSUMER
CREDIT PROCESS
Tightened
underwriting
Centralized
underwriting
to drive
consistency
Adopted
aggressive
portfolio
management
• Established Regional Credit
Centers for direct real estate
and indirect underwriting
• Reduced from 22 affiliate
mortgage fulfillment centers to
13 centers
• Began loan modification
program for borrowers,
resulting in 40% cure rate and
~20% re-default rate today
• Limited exceptions in home
equity, targeting broker and
high LTV segments
• Limited override authorities to
affiliate presidents, LOB heads
• Started home equity line
management, reducing
unutilized line exposure by
nearly $1B
• Reduced from 13 affiliate
mortgage fulfillment centers to
3 centralized centers
• Centralized underwriting of
auto loans through indirect
channel
• Tightened home equity
lending collateral and credit
guidelines
• Reduced policy exception
levels to <5%
• Ceased brokered home equity
lending
• Discontinued mortgage spec
lending
• Revised auto guidelines and
improved risk/return through
pricing changes
• Implemented new bankcard
scoring model with minimum
FICO of 660
• Centralized underwriting of
auto loans through direct
channel
• Adopted 95% mortgage
salability strategy
• Implemented appraisal review
desk
2008 2007 2006 Key actions
1
2
3

Fifth Third Bank | All Rights Reserved
SUMMARY
Solid operating results despite sluggish economy
Significant reduction in credit risk, improvement in coverage ratios
Capital position remains strong in conjunction with credit risk actions
Core funding orientation
Proactive measure to mitigate exposures, tighten credit standards for new loans, improve operations to contain losses in existing portfolios

Fifth Third Bank | All Rights Reserved
CAUTIONARY STATEMENT
This report may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, does business, are less favorable than expected;
(2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth
Third, or the businesses in which Fifth Third, is engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth
Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) lower than expected gains related to any potential sale of businesses, (20) loss of income from any potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States
Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at
www.sec.gov
or on the Fifth
Third’s Web site at
www.53.com.
Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.